Public Service Enterprise Group

PSEG Earnings Conference Call

1st Quarter 2007

May 4, 2007

Exhibit 99.1

Disclaimer Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of
1995. Although we believe that our expectations are based on information currently available and on reasonable assumptions, we can give no assurance they will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website:
http://www.pseg.com. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles (GAAP). Operating
Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to
GAAP information. A reconciliation of Operating Earnings to Net Income is included on the slides where the information appears. These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG
2007 Q1 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

Q1 2007 EPS Summary

($ 5)

($ 6)

Discontinued Operations, net of tax

$ 0.85

$ 1.32

EPS from Operating Earnings

$ 203

$ 329

Net Income

$ 208

$ 335

Income from Continuing Operations

($ 5)

-

Merger Costs

$ 213

$ 335

Operating Earnings

Q1 2006

Q1 2007

               $ millions (except EPS)

PSEG – Q1 Operating Highlights

Solid Earnings Growth

PSEG Power delivered exceptional results

Roll-off of below market contracts

Sustained top quartile nuclear performance with fleet operating at 97% capacity factor

Favorable natural gas market

PSE&G performing at more normal levels

Rate relief received in Q4 2006 supporting returns

More normal weather

Costs under control

Holdings earnings lower

Rising prices in Texas drive unrealized MTM loss on fixed-price contract

Completion of major maintenance positions assets for summer peak

Cash flow and liquidity remain strong

Parent debt reduced with dividends and returns of capital received from subsidiaries

Markets remain attractive

BGS

Power a successful participant

Roll-off of below market contracts

RPM

Capacity markets - auctions underway

Carbon constraints – a growing focus

Favorably positioned

PSEG – Meeting challenges

Staffing progress / leadership team in place

Balance sheet continues to improve; positioned to participate in opportunities

Advocating integrated energy solutions as key to meeting

environmental challenges

Efficiency, renewables, advanced fossil, nuclear

Solar Initiative

50% of two-year goal

$100M investment

Support cap-and–trade mechanism to achieve greenhouse

gas emission restrictions

Probable federal legislation in 2008

Solar Initiative – We deliver on Energy Master Plan promise

PSE&G will invest $100M over 2008-2009 to help finance installation of 30MW of solar photovoltaic systems on municipal buildings, businesses and homes.

The solar initiative is designed to fulfill 50% of the renewable portfolio standard (RPS) requirements over a two year period.

Program will provide loans to developers to cover 40-50% of the cost of solar installation project. The remaining cost of the project will be funded by an equity partner (or host customer) who would also own the solar panels.

PSE&G will be repaid the principal plus interest over 15 year period in the form of credits called Solar Renewable Energy Certificates
(SREC’s) or, in cash.  PSE&G will allocate SRECS to Load Serving
Entities (LSE) which will lower their renewable portfolio compliance cost standards over time.

PSE&G would earn a return for the full cost of capital plus an incentive for spurring the solar market.

Review of assets continues

Hired financial advisor to explore sale of Global’s 99%-owned investment in Electroandes

4 hydro plants in Peru with 180MW of capacity and net

investment of approximately $160M

Significant amount of interest expressed in non-strategic asset

Opportunity to reallocate capital if valuations attractive

Sale of Lawrenceburg to close in Q2 2007

$425M of cash benefit

Proceeds expected to be applied to debt reduction

Summary of Q1 fundamental drivers

Operations

Nuclear baseload generation fleet that operates at top quartile levels

Distribution and transmission assets providing safe, secure and reasonably priced energy supply and services

Markets

Deep, liquid markets with natural gas setting price for generation

Capacity values receiving recognition in constrained markets

Improved values for international assets

Financials

Free cash flow powers debt pay down and growth of incumbent utility and generation businesses

Earnings Outlook – On growth trajectory

$0.00

$1.00

$2.00

Earnings
per Share

$3.00

$4.00

$5.00

$6.00

2006

Operating

Earnings

2007

Guidance

2008

Guidance

$4.90 - $5.30

$5.60 - $6.10

$3.71

*Excludes Loss on Sale of RGE of $0.70 per share, Merger costs of $0.03 per share and Loss from Discontinued Operations of $0.05 per share
**Percentage change in growth based on mid-point of guidance
***Raised 2007 guidance on March 26, 2007 from $4.60-$5.00 to $4.90-$5.30

*

***

Q1 2007
Operating
Earnings:
$1.32

PSEG
2007 Q1 Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer

Q1 2007 EPS Summary

($ 5)

($ 6)

Discontinued Operations, net of tax

$ 0.85

$ 1.32

EPS from Operating Earnings

$ 203

$ 329

Net Income

$ 208

$ 335

Income from Continuing Operations

($ 5)

-

Merger Costs

$ 213

$ 335

Operating Earnings

Q1 2006

Q1 2007

               $ millions (except EPS)

Q1 Operating Earnings by Subsidiary

$    213

     (14)

     28

    121

$      78

2006

$   335

    (18)

      3

  219

$   131

2007

Operating Earnings

Earnings per Share

  (0.06)

  (0.08)

Enterprise

$   0.85

$   1.32

Operating Earnings

  0.12

  0.01

PSEG Energy Holdings

  0.48

  0.87

PSEG Power

$   0.31

$   0.52

PSE&G

2006

2007

YTD March 31, 2007
$ Millions (except EPS)

* 2006 excludes merger related costs of $1M at PSE&G, Losses from Discontinued Operations of $9M, or $0.04 per share at Power, Income from Discontinued Operations of $4M, or $0.02 per share at Energy Holdings and merger related costs of $4M, or $0.02 per share at Enterprise

** 2007 excludes Losses from Discontinued Operations of $6M, or $0.02 per share at Power

**

*

.85

.21

.39

(.11)

(.02)

1.32

0.00

0.25

0.50

0.75

1.00

1.25

1.50

Utility

Rate relief .09

Weather .06

Volume/ Demand .03

O&M/ Other .02

Transmission .01

$ / share

EPS Reconciliation – Q1 2006 versus Q1 2007

       Q1 2007
operating
earnings**

       Q1 2006
operating
earnings*

Enterprise

Interest and
Donations (.02)

Power

Re-contracting /
Strong
operations .28

BGSS and Other
.11

Mark-to-Market
.04

Holdings

Other .01

Texas –
Mark-to-
Market (.06)

Texas –
maintenance
(.04)

Lease Income
(.02)

* Excludes $0.02 of merger related costs and $0.02 Loss from Discontinued Operations
** Excludes $0.02 Loss from Discontinued Operations

O&M (.02)

Depreciation/
Interest/NDT
(.02)

PSE&G
2007 Q1 Review

PSE&G – Q1 2007 EPS Summary

$ 0.21

$ 0.31

$ 0.52

EPS from Operating Earnings

$ 54

$ 77

$ 131

Net Income from Continuing
Operations

$ 53

$ 78

$ 131

Operating Earnings*

$ 193

$ 2,293

$ 2,486

Operating Revenues

Variance

Q1 2006

Q1 2007

               $ millions (except EPS)

* Excludes $1M merger related costs in Q1 2006

0.31

0.09

0.06

0.03

0.03

0.52

0.00

0.15

0.30

0.45

0.60

Rate Relief:

Gas $.06

Electric $.03

$ / share

EPS Reconciliation – Q1 2006 versus Q1 2007

Q1 2007
operating
earnings

Q1 2006
operating
earnings

Weather:

Electric $.01

Gas $.05

Other:

Transmission
$.01

O&M & Other
$.02

Volume/
Demand
$.03

PSE&G – Q1 Operating Highlights

Operations

Sales growth reflects

Normal electric demand from residential and commercial customers

More normal weather

Degree days in 2007 were 2% colder than normal

Degree days in 2006 were 10% warmer than normal

Decline in industrial segment

Customer sensitivity to higher gas prices

\

Regulatory

Solar initiative filed

$100M of loans to fund development of solar photovoltaics

Financial

Rate relief effective in Q4 2006 added $0.09 per share to earnings

Operating and maintenance expenses are under control

PSE&G announced it would proceed with capital program ($150M - $175M) for installation of Integrated Customer Service Platform (ICSP)

PSEG Power
2007 Q1 Review

PSEG Power - Q1 2007 EPS Summary

$ 182

$ 1,967

$ 2,149

Operating Revenues

$ 0.39

$ 0.48

$ 0.87

EPS from Operating Earnings

$ 101

$ 112

$ 213

Net Income

$ 3

($ 9)

($ 6)

Discontinued Operations, net of tax

$ 98

$ 121

$ 219

Income from Continuing Operations

$ 98

$ 121

$ 219

Operating Earnings

Variance

Q1 2006

Q1 2007

               $ millions (except EPS)

.48

.28

.11

.04

(.02)

(.02)

.87

0.00

0.20

0.40

0.60

0.80

Recontracting
and strong
operations

EPS Reconciliation – Q1 2006 versus Q1 2007

       Q1 2007
operating
earnings**

       Q1 2006
operating
earnings*

O&M

BGSS returns
to 2004-2005
levels

Mark-to-
Market

Depreciation,
Interest & NDT

* Excludes $0.04 Loss from Discontinued Operations
** Excludes $0.02 Loss from Discontinued Operations

$ / share

C&I Customers on BGSS Tariff

$ / MMBTU

Jan-06

Mar-06

May-06

Jul-06

Sep-06

Nov-06

Jan-07

Mar-07

Inventory Costs

C&I BGSS Tariff

Cost influenced by storage
refill during high April-
November 2005 spot price

Cost influenced by storage
refill during low April-
November 2006 spot price

Tariff based on
spot prices

Tariff trends upward
with rise in real time
spot prices

Prices and operations yield margin

$0

$10

$20

$30

$40

$50

$60

Q1 2006

Q1 2007

PSEG Power Realized Gross Margin
($/MWh)

$36

$44

RPM Capacity Auction – Transparent Pricing Model

2007- 2008 Capacity Auction Results

($/ MW-day)

N/A

N/A

$40.80

Rest of
Pool

$48.38

$140.16

$188.54

Southwest
MAAC

$20.16

$177.51

$197.67

Eastern
MAAC

CTR
Value*

Load
Price

Unit
Price

PJM released results on April 13 from its first
capacity auction under the Reliability Pricing
Model (RPM) for the 2007-2008 delivery year.

Three auctions are scheduled in the next nine
months to provide transition through the 2010-
2011 delivery year.

July:        ’08 - ’09 Planning Year

October:  ’09 – ’10 Planning Year

January:  ’10 – ’11 Planning Year

Pricing in initial auction for Eastern MAAC
reflected close to the Net “Cost of New Entry”:
standard simple cycle gas turbine adjusted for
location and net revenues.

Future auction pricing could be influenced by
changes in: load growth, emergency transfer
capability (CETL),  avoided cost for units, forced
outage rates, and unit derates / retirements.

Market prices support our forecast year-over-
year improvement in capacity margin of $125M -
$175M in 2007 with further improvement in 2008.

*CTR Value: Capacity Transfer Rights
Allocated to Load Serving Entities (LSE) in constrained zones to provide them with access to supply from outside the zone.

PSEG Power – Q1 Operating Highlights

Operations:

Sustained improvement in performance

Nuclear fleet operated at 97% capacity factor

Successful completion of Salem No. 1 outage

23 day outage began on 3/27/07

Executed the Engineering, Procurement and Construction (EPC) agreement for Mercer back-end environmental work

Markets:

Benefiting from roll-off of below market contracts

BGS February auction cleared at ~$99 per MWh

Capacity auction settles at ~$198/MW-day for EMAAC

Natural Gas pricing and weather improves BGSS margins

Financial:

$125M dividend payment to Enterprise

Lawrenceburg sale scheduled to close in Q2 2007

$425M of proceeds

PSEG Energy Holdings
2007 Q1 Review

PSEG Energy Holdings – Q1 2007 EPS Summary

($ 0.11)

$ 0.12

$ 0.01

EPS from Operating Earnings

($ 29)

$ 32

$ 3

Net Income

($ 4)

$ 4

-

Discontinued Operations, net of tax

($ 25)

$ 28

$ 3

Income from Continuing Operations

($ 38)

$ 90

$ 52

Operating Income

Variance

Q1 2006

Q1 2007

               $ millions (except EPS)

.12

(.06)

(.04)

.01

(.02)

.01

0.00

0.05

0.10

$ / share

0.15

EPS Reconciliation – Q1 2006 versus Q1 2007

Q1 2007
operating
earnings

Q1 2006
operating
earnings*

Lease Income

Texas: O&M

Other

Resources

Global

Texas: MTM

* Excludes $0.02 Income from Discontinued Operations

PSEG Energy Holdings – Q1 Operating Highlights

Operations:

Global

Planned major maintenance program in Texas completed

Settlement of Konya-Ilgin (Turkey) arbitration

Markets:

Stronger forward market conditions in Texas versus year-end 2006 pricing

Financial:

Engaged financial advisor to act as financial advisor for potential sale of
Electroandes

Completed refinancing of GWF (CA) and sale of Tracy (CA)

$145M return of capital to PSEG in March

Gas prices and reserve margins have driven spark spreads higher, generating strong results

Open position sensitivity to market (Calendar 2008):

Natural Gas: +/- $1/MMBtu = +/- $13 M

Heat Rate: +/- 500 Btu/KWh = +/- $25 M

Texas Market Update

$100

~19

15%

6.90

2007*

$130

19.42

16%

10.82

2006

$93

16.50

17%

6.34

2005

$48

11.97

25%

5.42

2004

EBITDA

($M)

Spark
Spread

Reserve
Margin

NYMEX

NYMEX = Forward curve at year-end

Reserve margin c/o ERCOT (both
actuals and June 06 report for
projections)

Spark Spread and EBITDA = actual
amount achieved and projected
(including ancillary revenues, but
excluding MTM gains)

*As of year-end 2006

$5.60 - $6.10

Strong earnings growth in 2007 and 2008

$3.77*

$3.71**

37%

15%

$4.90 - $5.30

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

*Excludes ($.14) Merger Costs, ($.07) Cumulative Effect of an Accounting Change and ($.85) Discontinued Operations
**Excludes ($.03) Merger Costs, ($.70) Loss on Sale of RGE and ($.05) Discontinued Operations

446

347

196

515

262

227

825-905

340-360

130-145

0

(71)

(66)

(50)-(40)

2005

2006

2007

2008

Balance sheet improvement underway

Debt at 59% of consolidated capital (excluding
securitization debt) at March 31, 2007

Return of capital of $145M received from Holdings and
$125M dividend from Power in 1Q 2007

Proceeds from sale of Lawrenceburg ($425M) to be
received by end of 2Q and will be used to retire debt

PSEG called for redemption on May 15, 2007, $375M of
outstanding Senior Floating Notes due 2008

Summary

Summary

Solid earnings and operating performance

Attractive markets

Pricing signals remain strong

Assets well positioned

Meeting market challenges

Supporting carbon cap-and-trade

Solar initiative

Financial condition strengthening

Earnings growth on track